UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2021

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Below are the preliminary results for the Company's commodity derivatives, weighted-average common shares outstanding and average sales prices for the three months ended September 30, 2021, as provided by the Company on October 20, 2021:

Commodity Derivatives Update

The following table presents net settlements for matured commodity derivatives for the period presented:

(in millions)	Three months ended September 30, 2021
Oil	$(43.8)
NGL	(30.9)
Natural gas	(16.8)
Net settlements (paid) for matured commodity derivatives	$(91.5)

The Company records all derivatives on its consolidated balance sheet as assets and/or liabilities measured at their estimated fair value. The Company has not designated any derivatives as hedges for accounting purposes and does not enter into such instruments for speculative trading purposes. Settlements paid for matured commodity derivatives are included in the line item "Gain (loss) on derivatives, net" reported under "Non-operating income (expense)" on the Company's consolidated statements of operations.

Weighted-Average Common Shares Outstanding

The following table presents the Company's basic and diluted weighted-average common shares for the period presented:

(in millions)	Three months ended September 30, 2021
Basic	15.8
Diluted	16.0

Average Sales Prices

The following table presents average sales prices(1) for the period presented:

Three months ended September 30, 2021
Oil ($/Bbl)	$70.56
NGL ($/Bbl)	$26.20
Natural gas ($/Mcf)	$2.87
_____________________________________________________________________________
(1)Price reflects the average of actual sales prices received when control passes to the purchaser/customer adjusted for quality, certain transportation fees, geographical differentials, marketing bonuses or deductions and other factors affecting the price received at the delivery point.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 2.02 of this Current Report on Form 8-K is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: October 20, 2021	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer